UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 22, 2010
Date of Report
(Date of earliest event reported)
True North Finance Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	333-129919	20-3345780

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)
4999 France Avenue South, Suite 248, Minneapolis, Minnesota 55410
(Address of Principal Executive Offices)            (ZIP Code)
Registrant’s telephone number, including area code: (952) 358-6120
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events.
True North Finance Corporation (the “Company”) has entered into a contract with Buttonwood Investment Services, LLC (“BIS”) to conduct an independent third party due diligence review of the Company in preparation for the Company’s new securities program, the offering of $100,000,000 Five Year Notes – Series A. BIS provides due diligence services in connection with public and private securities offerings, focusing on alternative investments and direct participation programs. This review is conducted on the behalf of the Company with the anticipation of distributing the review to future broker/dealers interested in reviewing the Company’s bond offering for inclusion in their investment platform.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE NORTH FINANCE CORPORATION
Date: January 22, 2010	By:	/s/ Todd A. Duckson
TODD A. DUCKSON,
President of the Company